Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

On March 30, 2016, Qihoo announces shareholder approval of merger agreement. Pursuant to the terms of the merger agreement, at the effective time of the merger, each of the Company’s class A and class B ordinary shares issued and outstanding immediately prior to the effective time of the merger will be cancelled and cease to exist in exchange for the right to receive US$51.33 in cash without interest, and each American Depositary Share (“ADS”) of the Company, every two ADSs representing three class A ordinary shares, will be cancelled in exchange for the right to receive US$77.00 in cash without interest.

In September 2015, the Company reached an agreement with Coolpad to adjust their respective shareholding in Coolpad E-Commerce Inc. Under the agreement, the joint venture will redeem a portion of the shares held by Coolpad in consideration of the joint venture transferring back to Coolpad certain Internet operating assets related to “Coolpad” branded smartphones that Coolpad had previously contributed to the joint venture. As a result, Coolpad’s equity stake in the joint venture will be reduced to 25.0% from 50.5%, and the Company’s equity stake in the joint venture will be increased to 75.0% from 49.5%.  This mentioned share redemption and full implementation of such new arrangement were approved by Coolpad’s shareholders in February 2016.